UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                October 11, 2005
                Date of Report (Date of earliest event reported)

                             INTREPID HOLDINGS, INC.
                 (Name of small business issuer in its charter)

                  NEVADA                             88-0465858
      (State or other jurisdiction of     (IRS Employer Identification No.)
       incorporation or organization)

                 3200 WILCREST, SUITE 380, HOUSTON, TEXAS, 77042
                    (Address of principal executive offices)

                                 (713) 278-1990
                           (Issuer's telephone number)

ITEM  4.01     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.
               --------------------------------------------------

     Upon recommendation by the Audit Committee, the Board of Directors voted unanimously to dismiss Harper & Pearson Company, P.C. and to engage Ham, Langston & Brezina, LLP as our new independent accountants effective October 31, 2005.

     None of the financial statements reviewed by Harper & Pearson Company, P.C. for the two calendar year quarters ended June 30, 2005, which were the only two quarters for which Harper & Pearson Company, P.C. was engaged by us, contained a disagreement with respect to accounting principles or the scope of review procedures conducted by Harper & Pearson Company, P.C..

     We  have  not  consulted with Ham, Langston & Brezina, LLP regarding either
(i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us or oral advice was provided that Ham, Langston & Brezina, LLP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) or Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-B.

     We have provided Harper & Pearson Company, P.C. a copy of the disclosure made in response to this Item 4.01 and have requested that Harper & Pearson Company, P.C. provide a letter addressed to the Securities & Exchange Commission confirming their agreement with the disclosure contained herein. Pursuant to our request, Harper & Pearson Company, P.C. has provided the letter attached hereto as Exhibit 16.1.


ITEM  5.02.  DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS
             -------------------------------------------------

     On October 11, 2005, James Hills tended his resignation from the Company's Board of Directors to become effective immediately. Mr. Hills' resignation was not the result of any dispute or disagreement with the Company. A copy of Mr. Hill's resignation letter is attached hereto as Exhibit 17.1.

     On  October  17,  2005,  Daryl  Webster  tendered  his resignation from the
Company's Board of Directors to become effective immediately. Mr. Webster served as a member of the Company's Executive Compensation Committee. Mr. Webster's resignation was not the result of any dispute or disagreement with the Company. A copy of Mr. Webster's resignation letter is attached hereto as
Exhibit  17.2.

ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS.
               ------------------------------------

(c)          Exhibits.

Exhibit 16.1 Letter from Harper & Pearson Company, P.C. dated November 4,  2005.

Exhibit 17.1 Resignation  Letter  of  James  Hills.

Exhibit 17.2 Resignation  Letter  of  Daryl  Webster.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INTREPID HOLDINGS, INC.
Date:  November 4, 2005
                                       By:  /s/ Maurice R. Stone
                                       -----------------------------
                                       Maurice R. Stone
                                       Chief Executive Officer and Chairman